SECURITIES AND EXCHANGE COMMISSION
                        	Washington, D.C. 20549






                               	Form 8-K

                            	CURRENT REPORT


                	Pursuant to section 13 or 15(d) of the
                   	Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported) 17 August 1995




                    	General  Dynamics  Corporation

           	(Exact name of registrant as specified in charter)




         	Delaware                   1-3671	             13-1673581
	     (State or Other	            (Commission           (IRS Employer
	     Jurisdiction of 	           File Number)	       Identification No.)
	     Incorporation)

       3190 Fairview Park Drive, Falls Church, Virginia	   22042-4523
	      (Address of Principal Executive Offices)	           (Zip Code)

                               		(703)  876-3000
               	Registrant's telephone number, including area code



                     	INFORMATION TO BE INCLUDED IN REPORT

Item 5.	Other Events

       	On August 17, 1995, the company reached an agreement to acquire all of the issued and outstanding shares of Bath Iron Works Corporation for a purchase price of $300,000,000 in cash. The press release issued in this regard is attached as Exhibit 99.

Item 7.	Financial Statements and Exhibits

(c)    	Exhibits.

        99 - Press Release




                          	SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      	GENERAL DYNAMICS CORPORATION
                                              	(Registrant)


                                       	By /s/  John W. Schwartz
	                                               John W. Schwartz
                                    	Staff Vice President and Controller
                                      	(Principal Accounting Officer)

Dated August 17, 1995